    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 15, 2002

                                            REGISTRATION STATEMENT NO. 333-51472
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004

                                   ----------

                          POST-EFFECTIVE AMENDMENT NO.1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                   ----------

                       WILLIAMS COMMUNICATIONS GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
         DELAWARE                                            73-1462856
(State or Other Jurisdiction of                           (I.R.S. Employer
Incorporation or Organization)                          Identification Number)
                       WILLIAMS COMMUNICATIONS GROUP, INC.
                              ONE TECHNOLOGY CENTER
                                 TULSA, OK 74103
                                 (918) 547-6000
   (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)

                                   ----------

                               KATHRYN J. KINDELL
                       WILLIAMS COMMUNICATIONS GROUP, INC.
                              ONE TECHNOLOGY CENTER
                                 TULSA, OK 74103
                                 (918) 547-6000
 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent For Service)

                                   ----------

                                   Copies To:
                                  CORINNE BALL
                           Jones, Day, Reavis & Pogue
                              222 East 41st Street
                             New York, NY 10017-6702
                                 (212) 326-3939

                                   ----------

     Approximate date of commencement of proposed sale to the public: FROM TIME TO TIME AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT, AS DETERMINED BY MARKET CONDITIONS AND OTHER FACTORS.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

================================================================================

         Pursuant to the Registrant's undertaking in Item 17 of Part II of this Registration Statement, the Registrant hereby withdraws this Registration Statement, including all amendments and exhibits thereto, with respect to the unsold portion of securities registered hereon. The Registrant completed the issuance of shares pursuant to this Registration Statement as set forth on the table below:


                                                               Number of Shares
                                           --------------------------------------------------------
                                                                           Shares of Class A Common
    Date of Filing                         Shares of Preferred Stock                 Stock
    --------------                         -------------------------       ------------------------
January 12, 2001                                          --                        362,000

January 19, 2001                                     215,000                        378,615

February 23, 2001                                    179,500                        316,100

March 2, 2001                                         55,000                         96,855

March 16, 2001                                        47,450                         93,559

April 6, 2001                                        177,701                        312,931

April 10, 2001                                            --                        570,000

May 7, 2001                                          111,850                        196,969

May 11, 2001                                          97,621                        171,911

May 24, 2001                                       1,513,357                      5,325,704

July 12, 2001                                             --                      1,695,200

August 1, 2001                                        85,000                        149,685

August 20, 2001                                      577,400                      1,016,801

November 16, 2001                                      4,000                          7,044

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that, at the time of the original filing of the Registration Statement, it met all of the requirements for filing on Form S-3, and it has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tulsa, the State of Oklahoma, on October 14, 2002.

                                          WILLIAMS COMMUNICATIONS GROUP, INC.

                                          By: /s/ KATHRYN J. KINDELL
                                              ----------------------------------
                                              Kathryn J. Kindell
                                              Attorney-in-fact

         Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below on behalf of Williams Communications Group, Inc. by the following persons in the capacities and on the dates indicated.

SIGNATURE                               TITLE                                          DATE

                                        President and Chief Executive Officer
/s/ HOWARD E. JANZEN                    (Principal Executive Officer)                  October 14, 2002
------------------------------------
Howard E. Janzen

                                        Chief Financial and Corporate Services
/s/ SCOTT E. SCHUBERT                   Officer (Principal Financial Officer)          October 14, 2002
------------------------------------
Scott E. Schubert


/s/ JOHN A. CRAIG                       Director                                      October 14, 2002
------------------------------------
John A. Craig


/s/ JULIUS W. ERVING II                 Director                                      October 14, 2002
------------------------------------
Julius W. Erving II


/s/ HOWARD E. JANZEN                    Director                                      October 14, 2002
------------------------------------
Howard E. Janzen


/s/ ROBERT W. LAWLESS                   Director                                      October 14, 2002
------------------------------------
Robert W. Lawless


/s/ PETER C. MEINIG                     Director                                      October 14, 2002
------------------------------------
Peter C. Meinig


/s/ MORGAN E. O'BRIEN                   Director                                      October 14, 2002
------------------------------------
Morgan E. O'Brien


/s/ H. BRIAN THOMPSON                   Director                                       October 14, 2002
------------------------------------
H. Brian Thompson

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                  DESCRIPTION
------                  -----------
24                      Power of Attorney